SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                      --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): February 1, 2001

                               Levi Strauss & Co.
            (Exact name of registrant as specified in its charter)


     DELAWARE                     333-36234                    94-0905160
(State of Incorporation)   (Commission File Number)          (IRS Employer
                                                        Identification Number)

          1155 Battery Street                          94111
       San Francisco, California
(Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code: (415) 501-6000

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated February 1, 2001 titled "Levi Strauss & Co. Receives $1.05 Billion Senior Secured Credit Facility; Completes $500 Million Bond Offering."

ITEM 7.  EXHIBIT.

99       Press Release dated February 1, 2001.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2001
                                         LEVI STRAUSS & CO.


                                         By  /s/ William B. Chiasson
                                             -----------------------
                                             William B. Chiasson
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer


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                               EXHIBIT INDEX

Exhibit Number                  Description
--------------                  -----------

99                  Press Release dated February 1, 2001